UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule14a-12

FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

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Financial Investors Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203 tel(855) 828-9909 emeraldmutualfunds.com

URGENT NOTICE

September 14, 2018

Dear Valued Shareholder:

We need your help. The Special Meeting of Shareholders of the Emerald Growth Fund was adjourned until Wednesday, September 26, 2018 to provide shareholders who have not yet cast their important proxy vote with more time to do so.

OUR RECORDS INDICATE THAT WE HAVE NOT YET RECEIVED A VOTE FOR YOUR SHARES.

Shareholders of the Emerald Growth Fund are being asked to consider a new investment advisory agreement on behalf of the Fund and Emerald Mutual Fund Advisers. Detailed information about the special meeting and the proposal can be found in the proxy statement, or online at: www.proxyonline.com/docs/EmeraldFunds2018.pdf.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

VOTING IS EASY. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING USING ONE OF THE OPTIONS LISTED BELOW:

Vote by Phone. Call one of our proxy specialists toll-free at (877) 283-0321, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time.

Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy ballot.

Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot and following the instructions on the website.

Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the above voting methods listed above to ensure that your vote is recorded before September 26th. For your convenience we have included a copy of your proxy card. By casting your proxy vote now, you ensure your shares are represented and we will not contact you further regarding this proposal.

If you have any questions about this proposal, please contact AST Fund Solutions, the proxy solicitation firm, at (877) 283-0321. Representatives are available Monday through Friday 9 a.m. to 11 p.m.

Sincerely,

Kenneth G. Mertz II

President

Emerald Mutual Fund Advisers Trust

Enclosure

REG NOBO

Financial Investors Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203 tel(855) 828-9909 emeraldmutualfunds.com

URGENT NOTICE

September 14, 2018

Dear Valued Shareholder:

We need your help. The Special Meeting of Shareholders of the Emerald Growth Fund was adjourned until Wednesday, September 26, 2018 to provide shareholders who have not yet cast their important proxy vote with more time to do so.

OUR RECORDS INDICATE THAT WE HAVE NOT YET RECEIVED A VOTE FOR YOUR SHARES.

Shareholders of the Emerald Growth Fund are being asked to consider a new investment advisory agreement on behalf of the Fund and Emerald Mutual Fund Advisers. Detailed information about the special meeting and the proposal can be found in the proxy statement, or online at: www.proxyonline.com/docs/EmeraldFunds2018.pdf.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

VOTING IS EASY. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING USING ONE OF THE OPTIONS LISTED BELOW:

Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy ballot.

Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot and following the instructions on the website.

Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the above voting methods listed above to ensure that your vote is recorded before September 26th. For your convenience we have included a copy of your proxy card. By casting your proxy vote now, you ensure your shares are represented and we will not contact you further regarding this proposal.

If you have any questions about this proposal, please contact AST Fund Solutions, the proxy solicitation firm, at (877) 283-0321 Extension 12767. Representatives are available Monday through Friday 9 a.m. to 11 p.m.

Sincerely,

Kenneth G. Mertz II

President

Emerald Mutual Fund Advisers Trust

Enclosure

INS OBO